UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00028489	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 9, 2014, the Board of Directors of Advaxis, Inc. (the “Company”) approved and adopted an amended and restated Code of Business Conduct and Ethics (the “Code of Ethics”), attached hereto as Exhibit 14.1. The Code of Ethics is applicable to all employees of the Company, including its principal executive officer, principal financial officer and other executive officers. The purpose of the amendment was to bring certain provisions of the Code of Ethics into conformity with the Company’s existing policies as set forth in its employee handbook. The revisions to the Code of Ethics do not result in any waiver to any officer or employee of the Company, explicit or implicit, from the provisions of the Code of Ethics in effect prior to the amendment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on July 9, 2014, four proposals were submitted to the stockholders of the Company. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 20, 2014. The final results for the votes regarding each proposal are set forth below.

1.	The six nominees listed below were elected and qualified to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their respective successors:

Nominee	For	Withhold Authority	Broker Non-Votes

Dr. James P. Patton	7,274,466	1,230,489	6,261,461

Daniel J. O’Connor	7,218,165	1,286,790	6,261,461

Roni A. Appel	7,219,373	1,285,582	6,261,461

Richard J. Berman	7,242,778	1,262,177	6,261,461

Dr. Thomas McKearn	7,309,164	1,195,791	6,261,461

Dr. David Sidransky	7,245,973	1,258,982	6,261,461

2.	The stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of capital stock from 30,000,000 consisting of 25,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 50,000,000 consisting of 45,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock.

For	Against	Abstain
10,522,063	4,120,559	123,794

A copy of the Certificate of Amendment to the Company's Certificate of Incorporation that reflects the foregoing proposal is attached hereto as Exhibit 3.1.

3.	The stockholders ratified and approved an amendment to the Company’s 2011 Omnibus Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 1,600,000 shares.

For	Against	Abstain	Broker Non-Votes
6,021,913	2,301,236	181,806	6,261,461

4.	The stockholders ratified the selection of Marcum, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2014.

For	Against	Abstain
12,872,205	1,542,041	352,170

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Advaxis, Inc. (filed July 9, 2014)

14.1	Advaxis, Inc. Code of Business Conduct and Ethics (revised as of July 9, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.

By	/s/ Daniel J. O’Connor
Name:	Daniel J. O’Connor
Title:	Chief Executive Officer

Date: July 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Advaxis, Inc. (filed July 9, 2014)

14.1	Advaxis, Inc. Code of Business Conduct and Ethics (revised as of July 9, 2014)